UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23067

(Investment Company Act File Number)

RiverNorth Capital and Income Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

360 South Rosemary Avenue, Suite 1420

West Palm Beach, FL 33401

(Address of Principal Executive Offices)

Marcus L. Collins, Esq.

RiverNorth Capital Management, LLC

360 South Rosemary Avenue, Suite 1420

West Palm Beach, FL 33401

(Name and Address of Agent for Service)

(561) 484-7185

(Registrant's Telephone Number)

Date of Fiscal Year End: June 30

Date of Reporting Period: December 31, 2024

Item 1.	Reports to Stockholders.

(a)

OPPORTUNISTIC INVESTMENT STRATEGIES

RIVERNORTH

12.31.2024

Semi-Annual Report

RIVERNORTH CAPITAL AND INCOME FUND, INC. (RSF)

RN

RiverNorth Capital and Income Fund, Inc.

Table of Contents	December 31, 2024 (Unaudited)

Performance Overview	2
Schedule of Investments	5
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Statement of Cash Flows	14
Financial Highlights	16
Notes to Financial Statements	19
Dividend Reinvestment Plan	31
Additional Information	33
Consideration and Approval of Advisory Agreement	34

RiverNorth Capital and Income Fund, Inc.

Performance Overview	December 31, 2024 (Unaudited)

WHAT IS THE FUND’S INVESTMENT STRATEGY?

The investment objective of the RiverNorth Capital and Income Fund, Inc. (“the Fund”) is to seek a high level of current income. The Fund seeks to achieve its investment objective by investing in credit instruments, including a portfolio of securities of specialty finance and other financial companies that the Fund’s investment adviser, RiverNorth Capital Management, LLC (the “Adviser”) believes offer attractive opportunities for income. The Fund may invest in income-producing securities of any maturity and credit quality, including below investment grade, and equity securities, including exchange traded funds and registered closed-end funds.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK DURING THE PERIOD?

PERFORMANCE as of December 31, 2024

	Cumulative	Annualized
TOTAL RETURN(1)	6 Months	1 Year	3 Year	5 Year	Since Inception(2)
RiverNorth Capital and Income Fund, Inc. - NAV(3)	3.82%	7.46%	3.72%	6.17%	4.77%
RiverNorth Capital and Income Fund, Inc. - Market Price(4)(6)	6.13%	9.17%	3.65%	7.89%	4.59%
Bloomberg U.S. Aggregate Bond Index(5)	1.98%	1.25%	-2.41%	-0.33%	0.89%

(1)	Total returns assume reinvestment of all distributions.
(2)	The Fund commenced operations on September 22, 2016.
(3)	Performance returns are net of management fees and other Fund expenses.
(4)	Market price is the value at which the Fund trades on an exchange. This market price can be more or less than its net asset value (“NAV”).
(5)	The index is an unmanaged index of investment grade fixed-rate debt issues with maturities of at least one year. The index cannot be invested in directly and does not reflect fees and expenses.
(6)	The Fund began trading on the New York Stock Exchange (“NYSE”) on June 12, 2019 under the ticker symbol RSF. Formerly, the Fund was known as RMPLX and was purchased directly. Market price returns are a blend of the NAV return until June 11, 2019 combined with the market price return thereafter.

Effective as of May 22, 2020, the Fund changed its investment strategy from, under normal market conditions, investing at least 80% of its Managed Assets in marketplace lending investments to, under normal market conditions, investing directly or indirectly in credit instruments, including a portfolio of securities of specialty finance and other financial companies that the Fund’s Adviser believes offer attractive opportunities for income.

The total annual expense ratio as a percentage of net assets attributable to common shares for the six months ended December 31, 2024 was 3.06% (excluding interest expense on loan payable and dividends to redeemable preferred stock). Including interest expense on loan payable and dividends to redeemable preferred stock, the expense ratio was 7.94% for the six months ended December 31, 2024.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling 844.569.4750. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Other fees and expenses are applicable to an investment in this Fund.

2	(888) 848-7569 | www.rivernorth.com

RiverNorth Capital and Income Fund, Inc.

Performance Overview	December 31, 2024 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of common shares at the NAV of $25.00 on September 22, 2016 (commencement of operations) and tracking its progress through December 31, 2024.

Past performance does not guarantee future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

TOP TEN HOLDINGS* as of December 31, 2024

% of Net Assets
FS KKR Capital Corp.	4.68%
FS KKR Capital Corp. II	3.89%
Oaktree Specialty Lending Corp. Notes	2.78%
Crescent Capital BDC, Inc.	2.36%
The New America High Income Fund, Inc.	1.82%
XAI Octagon Floating Rate Alternative Income Trust	1.69%
Allspring Income Opportunities Fund	1.66%
Oaktree Specialty Lending Corp.	1.57%
PIMCO Municipal Income Fund II	1.30%
Blackstone/GSO Senior Floating Rate Term Fund	1.14%
22.89%

*	Holdings are subject to change and exclude short-term investments.

Semi-Annual Report | December 31, 2024	3

RiverNorth Capital and Income Fund, Inc.

Performance Overview	December 31, 2024 (Unaudited)

ASSET ALLOCATION as of December 31, 2024^

^	Holdings are subject to change.

Percentages are based on total investments of the Fund and do not include derivatives.

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RiverNorth Capital and Income Fund, Inc.

Summary Schedule of Investments	December 31, 2024 (Unaudited)

Shares	Description	Value
CLOSED-END FUNDS (9.55%)
United States (9.55%)
144,315	Allspring Income Opportunities Fund(a)	$994,330
54,665	BlackRock MuniYield Quality Fund, Inc.	629,741
47,592	Blackstone/GSO Senior Floating Rate Term Fund	682,469
19,688	Cohen & Steers Tax-Advantaged Preferred Securities & Income Fund(b)	378,403
133,233	The New America High Income Fund, Inc.(a)	1,088,515
9,082	Nuveen AMT-Free Municipal Credit Income Fund	111,345
45,027	Nuveen Dynamic Municipal Opportunities Fund(b)	451,170
31,196	Nuveen Municipal Credit Opportunities Fund	330,990
30,771	Nuveen Municipal Value Fund, Inc.	264,323
96,047	PIMCO Municipal Income Fund II	777,020

TOTAL CLOSED-END FUNDS
(Cost $5,370,607)		5,708,306

Shares	Description	Rate	Maturity Date	Value
CLOSED-END FUNDS - PREFERRED SHARES (1.69%)
United States (1.69%)
39,945	XAI Octagon Floating Rate Alternative Income Trust	6.500%	03/31/26	1,010,952

TOTAL CLOSED-END FUNDS - PREFERRED SHARES
(Cost $996,666)				1,010,952

BUSINESS DEVELOPMENT COMPANIES - PREFERRED SHARES (2.36%)
United States (2.36%)
57,440	Crescent Capital BDC, Inc.(a)	5.000%	05/25/26	1,411,301

TOTAL BUSINESS DEVELOPMENT COMPANIES - PREFERRED SHARES
(Cost $1,436,000)				1,411,301

Shares	Description	Value
SPECIAL PURPOSE ACQUISITION COMPANIES (3.56%)
Great Britain (0.00%)
1,103	Akari Therapeutics PLC(b)	1,346

United States (3.42%)
10,223	Aimei Health Technology Co., Ltd.(b)	108,057
13,945	Black Hawk Acquisition Corp.(b)	144,749
25,000	Bowen Acquisition Corp.(b)	273,000

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2024	5

RiverNorth Capital and Income Fund, Inc.

Summary Schedule of Investments	December 31, 2024 (Unaudited)

Shares	Description	Value
13,877	Iron Horse Acquisitions Corp.(b)	$142,794
61,598	Oaktree Specialty Lending Corp.	941,217
7,740	Quetta Acquisition Corp.(b)	81,657
31,280	Trailblazer Merger Corp. I(b)	347,522
		2,038,996
China (0.01%)
1,533	CH Auto, Inc.(b)(c)	5,758

Hong Kong (0.13%)
7,600	JVSPAC Acquisition Corp.(b)	79,344

TOTAL SPECIAL PURPOSE ACQUISITION COMPANIES
(Cost $2,033,610)		2,125,444

Shares/ Shares	Description	Rate	Maturity Date	Value
BUSINESS DEVELOPMENT COMPANY NOTES (11.74%)
United States (11.74%)
2,800,000	FS KKR Capital Corp.(a)	4.125%	02/01/25	2,796,361
2,326,000	FS KKR Capital Corp. II(a)	4.250%	02/14/25	2,322,024
1,609,000	Oaktree Specialty Lending Corp.(a)	7.100%	02/15/29	1,658,738
250,000	PennantPark Floating Rate Capital, Ltd.	4.250%	04/01/26	242,071

TOTAL BUSINESS DEVELOPMENT COMPANY NOTES
(Cost $6,386,945)				7,019,194

Principal Amount	Description	Rate	Maturity Date	Value
SMALL BUSINESS LOANS (72.24%)(d)(e)(f)(g)
United States (72.24%)
58,250,835	Square	2.19% - 7.87%	07/04/2022 - 06/06/2026	43,176,445

TOTAL SMALL BUSINESS LOANS
(Cost $56,178,396)				43,176,445

Shares	Description	Value
WARRANTS (0.15%)
Canada (0.00%)
13,341	Above Food Ingredients, Inc., Strike Price $11.50, Expires 06/21/2029	360

See Notes to Financial Statements.

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RiverNorth Capital and Income Fund, Inc.

Summary Schedule of Investments	December 31, 2024 (Unaudited)

Shares	Description	Value
United States (0.13%)
10,223	Aimei Health Technology Co., Ltd., Strike Price $0.01, Expires 12/31/2049	$1,227
18,607	Apexigen, Inc., Strike Price $11.50, Expires 07/29/2027(c)	486
33,217	Ares Acquisition Corp. II, Strike Price $11.50, Expires 06/12/2028	4,983
64,011	AtlasClear Holdings, Inc., Strike Price $11.50, Expires 10/25/2028	1,152
6,873	Bayview Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	694
57,334	Bellevue Life Sciences Acquisi, Strike Price $11.50, Expires 02/10/2028	4,423
2,789	Black Hawk Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	2,789
25,000	Bowen Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	5,000
11,822	Brand Engagement Network, Inc., Strike Price $11.50, Expires 03/14/2029	661
4,326	Coliseum Acquisition Corp., Strike Price $11.50, Expires 12/31/2028	303
4,014	Colombier Acquisition Corp. II, Strike Price $11.50, Expires 12/31/2028	6,422
20,000	Concord Acquisition Corp. II, Strike Price $11.50, Expires 12/31/2028	800
7,168	Corner Growth Acquisition Corp. 2, Strike Price $11.50, Expires 06/17/2026	252
17,481	ESH Acquisition Corp., Strike Price $10.00, Expires 12/31/2049	1,573
9,445	FOXO Technologies, Inc., Strike Price $11.50, Expires 08/01/2027	203
22,188	Goal Acquisitions Corp., Strike Price $11.50, Expires 02/11/2026	135
14,678	GP-Act III Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	2,055
7,625	Haymaker Acquisition Corp. 4, Strike Price $11.50, Expires 09/12/2028	1,068
10,000	Hennessy Capital Investment Corp. VI, Strike Price $11.50, Expires 12/31/2027	1,211
28,026	Horizon Space Acquisition I Corp., Strike Price $11.50, Expires 01/26/2028	1,868
7,036	IB Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	488
16,428	Inflection Point Acquisition Corp. II, Strike Price $11.50, Expires 07/17/2028	8,050

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2024	7

RiverNorth Capital and Income Fund, Inc.

Summary Schedule of Investments	December 31, 2024 (Unaudited)

Shares	Description	Value
27,754	Iron Horse Acquisitions Corp., Strike Price $11.50, Expires 02/16/2029	$4,510
10,471	Jaws Mustang Acquisition Corp., Strike Price $11.50, Expires 01/30/2026	262
7,108	Legato Merger Corp. III, Strike Price $11.50, Expires 03/28/2029	1,137
3,606	Maquia Capital Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	84
22,194	MicroCloud Hologram, Inc., Strike Price $11.50, Expires 01/31/2028	7,481
16,157	Nabors Energy Transition Corp. II, Strike Price $11.50, Expires 09/05/2028	2,585
17,028	New Horizon Aircraft, Ltd., Strike Price $11.50, Expires 04/03/2028	1,703
4,459	NKGen Biotech, Inc., Strike Price $11.50, Expires 10/02/2028	446
8,975	Northern Revival Acquisition Corp., Strike Price $11.50, Expires 12/31/2027(c)	195
22,253	OceanTech Acquisitions I Corp., Strike Price $11.50, Expires 05/10/2026(c)	–
16,697	OneMedNet Corp., Strike Price $11.50, Expires 12/31/2028	337
774	Quetta Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	906
146	RMG Acquisition Corp. III, Strike Price $11.50, Expires 02/08/2026(c)	–
9,545	SHF Holdings, Inc., Strike Price $11.50, Expires 09/28/2027	409
3,872	Spark I Acquisition Corp., Strike Price $11.50, Expires 11/27/2028	388
31,280	Trailblazer Merger Corp. I, Strike Price $0.01, Expires 12/31/2049	6,881
		73,167
Israel (0.00%)
5,298	Silexion Therapeutics Corp., Strike Price $11.50, Expires 08/15/2029	180

Singapore (0.00%)
6,650	Chenghe Acquisition II Co., Strike Price $11.50, Expires 07/29/2029	266
6,487	RF Acquisition Corp. II, Strike Price $0.01, Expires 01/01/2049	364
		630

See Notes to Financial Statements.

8	(888) 848-7569 | www.rivernorth.com

RiverNorth Capital and Income Fund, Inc.

Summary Schedule of Investments	December 31, 2024 (Unaudited)

Shares	Description	Value
China (0.02%)
27,792	Distoken Acquisition Corp., Strike Price $11.50, Expires 03/30/2028	$1,636
4,572	ECARX Holdings, Inc., Strike Price $11.50, Expires 12/21/2027	229
14,162	Global Lights Acquisition Corp, Strike Price $0.01, Expires 12/31/2049	1,990
35,317	MicroAlgo, Inc., Strike Price $11.50, Expires 12/31/2027	1,907
22,264	SunCar Technology Group, Inc., Strike Price $11.50, Expires 05/18/2028	7,124
		12,886
Taiwan (0.00%)
1,196	Gorilla Technology Group, Inc., Strike Price $11.50, Expires 07/14/2027	1,136

Hong Kong (0.00%)
7,600	JVSPAC Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	1,901
10,302	MultiMetaVerse Holdings, Ltd., Strike Price $11.50, Expires 03/15/2027	285
3,677	Prenetics Global, Ltd., Strike Price $8.91, Expires 05/17/2027	29
		2,215
Ireland (0.00%)
10,162	Kalera PLC, Strike Price $1150.00, Expires 06/28/2027	–

TOTAL WARRANTS
(Cost $273,368)		90,574

SHORT-TERM INVESTMENTS (14.76%)
Money Market Fund (14.76%)
8,821,497	State Street Institutional Treasury Money Market Fund Premier Class (7 Day Yield 4.41%)	8,821,497

TOTAL SHORT-TERM INVESTMENTS
(Cost $8,821,497)		8,821,497

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2024	9

RiverNorth Capital and Income Fund, Inc.

Summary Schedule of Investments	December 31, 2024 (Unaudited)

Shares	Description	Value
TOTAL INVESTMENTS (116.05%)
(Cost $81,497,089)		$69,363,713

Liabilities in Excess of Other Assets (-16.05%)		(9,591,805)
NET ASSETS (100.00%)		$59,771,908

(a)	All or a portion of the security is pledged as collateral for loan payable. As of December 31, 2024, the aggregate market value of those securities was $9,771,918 representing 16.35% of net assets.
(b)	Non-income producing security.
(c)	The Level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(d)	Fair Valued by the Adviser using a discounted cash flow (DCF) methodology.
(e)	Loans are issued at discounts and do not have a stated interest rate. Rate indicated based on projected future cash flows and an implied 18-month final maturity. Actual yield and maturity is dependent on timing of future payments.
(f)	Security may be deemed restricted to resale to institutional investors. As of December 31, 2024, the aggregate fair value of these securities was $43,176,445 representing 72.24% of net assets.
(g)	Contains past-due loans. A loan is deemed past-due at December 31, 2024, if the loan borrower has not made its required payment as of the most recent due date. As of December 31, 2024, $750,430 of whole loans were past due, which represents 1.26% of net assets.

See Notes to Financial Statements.

10	(888) 848-7569 | www.rivernorth.com

RiverNorth Capital and Income Fund, Inc.

Statement of Assets and Liabilities	December 31, 2024 (Unaudited)

ASSETS:
Investments in securities:
At cost	$81,497,090
At value	$69,363,713
Cash	120,996
Receivable for principal repayments	282,400
Receivable for investments sold	3,894
Interest receivable	166,846
Dividends receivable	12,797
Deferred offering costs	452,819
Prepaid and other assets	11,723
Total Assets	70,415,188

LIABILITIES:
Loan payable (Note 5)	6,600,000
Payable for investments purchased	3,880,189
Payable to Adviser, net of waiver	19,872
Payable to fund accounting and administration	9,398
Payable to transfer agency	16,513
Payable for compliance fees	7,623
Payable for custodian fees	8,742
Payable for audit fees	47,605
Interest payable on facility loan	7,150
Other payables	46,188
Total Liabilities	10,643,280
Net Assets	$59,771,908

NET ASSETS CONSIST OF:
Paid-in capital	$84,269,667
Total distributable earnings (accumulated deficit)	(24,497,759)
Net Assets	$59,771,908

PRICING OF SHARES:
Net Assets	$59,771,908
Shares of common stock outstanding (40,000,000 of shares authorized, at $0.0001 par value per share)	3,669,893
Net asset value per share	$16.29

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2024	11

RiverNorth Capital and Income Fund, Inc.

Statement of Operations	For the Six Months Ended December 31, 2024 (Unaudited)

INVESTMENT INCOME:
Interest Income	$5,391,509
Dividend Income	962,158
Total Investment Income	6,353,667

EXPENSES:
Dividends to redeemable preferred stock	804,145
Investment Adviser fee	607,480
Loan service fees	472,419
Interest expense on loan payable	201,311
Accounting and Administration fees	75,617
Legal expenses	70,981
Director expenses	65,634
Amortization of preferred stock and credit facility issuance cost	62,811
Transfer agent expenses	54,453
Audit expenses	37,605
Printing expenses	34,750
Valuation expenses	30,182
Custodian fees	14,863
Compliance expense	11,455
Other expenses	42,155
Total expenses before recoupment of previously reimbursed expenses	2,585,861
Expenses reimbursed by Investment Adviser	(97,486)
Net expenses	2,488,375
Net Investment Income	3,865,292

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on:
Investments	2,251,024
Net realized gain	2,251,024
Net change in unrealized depreciation on:
Investments	(3,757,586)
Net change in unrealized depreciation	(3,757,586)
Net Realized and Unrealized Loss on Investments	(1,506,562)
Net Increase in Net Assets Resulting from Operations	$2,358,730

See Notes to Financial Statements.

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RiverNorth Capital and Income Fund, Inc.

Statements of Changes in Net Assets

	For the Six Months Ended December 31, 2024 (Unaudited)	For the Year Ended June 30, 2024
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,865,292	$6,353,492
Net realized gain	2,251,024	201,428
Long-term capital gains from other investment companies	–	3,731
Net change in unrealized depreciation	(3,757,586)	682,335
Net increase in net assets resulting from operations	2,358,730	7,240,986

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(3,159,261)	(6,138,107)
Net decrease in net assets from distributions to shareholders	(3,159,261)	(6,138,107)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold, net of offering costs	–	14,148,180
Cost of shares redeemed	(6,567,062)	(14,888,211)
Net decrease in net assets from capital share transactions	(6,567,062)	(740,031)

Net Increase/(Decrease) in Net Assets	(7,367,593)	362,848

NET ASSETS:
Beginning of period	67,139,501	66,776,653
End of period	$59,771,908	$67,139,501

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2024	13

RiverNorth Capital and Income Fund, Inc.

Statement of Cash Flows	For the Six Months Ended December 31, 2024 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$2,358,730
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(49,103,486)
Proceeds from disposition and paydowns on investment securities	101,594,412
Amortization of premium and accretion of discount on investments, net	(122,692)
Net purchases of short-term investment securities	(5,145,974)
Amortization of preferred share deferred costs	249,526
Net realized (gain)/loss on:
Investments	(2,251,024)
Net change in unrealized appreciation/depreciation on:
Investments	3,757,586
(Increase)/Decrease in assets:
Interest receivable	160,164
Dividends receivable	95,677
Deferred offering costs	(452,819)
Receivable for principal repayments	830,061
Prepaid and other assets	165,456
Increase/(Decrease) in liabilities:
Interest due on loan payable	(34,850)
Line of credit fees payable	(310,641)
Payable to transfer agency	6,597
Payable to Adviser	(99,229)
Payable to fund accounting and administration	(15,822)
Payable for audit fees	(42,395)
Payable for compliance fees	2,364
Payable for custodian fees	1,023
Other payables	(9,832)
Net cash provided by operating activities	$51,632,832

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayment of Series A Cumulative Preferred Stock, net of unamortized deferred issuance costs	$(41,337,179)
Proceeds from loan payable	(900,000)
Shares redeemed	(6,567,062)
Cash distributions paid	(3,159,261)
Net cash used in financing activities	$(51,963,502)

See Notes to Financial Statements.

14	(888) 848-7569 | www.rivernorth.com

RiverNorth Capital and Income Fund, Inc.

Statement of Cash Flows	For the Six Months Ended December 31, 2024 (Unaudited)

Net decrease in cash	$(330,670)
Cash, beginning of period	$451,666
Cash, end of period	$120,996

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for interest expense and fees for line of credit	$236,161

Reconciliation of restricted and unrestricted cash at the beginning of period to the statement of assets and liabilities:
Cash	$451,666

Reconciliation of restricted and unrestricted cash at the end of the period to the statement of assets and liabilities:
Cash	$120,996

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2024	15

RiverNorth Capital and Income Fund, Inc.

Financial Highlights	For a share outstanding throughout the periods presented

Net asset value - beginning of period
Income/(loss) from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss)
Total income/(loss) from investment operations
Less distributions:
From net investment income
From tax return of capital
Total distributions
Capital share transactions:
Dilutive effect of rights offering
Total capital share transactions
Net increase/(decrease) in net asset value
Net asset value - end of period
Market price - end of period
Total Return(c)
Total Return - Market Price(c)
Supplemental Data:
Net assets, end of period(in thousands)
Ratio of expenses to average net assets excluding fee waivers, reimbursements and recoupments
Ratio of expenses to average net assets including fee waivers, reimbursements and recoupments(f)
Ratio of net investment income to average net assets excluding fee waivers, reimbursements and recoupments
Ratio of net investment income to average net assets including fee waivers, reimbursements and recoupments
Portfolio turnover rate
Payable for preferred stock, end of period (in thousands)
Loan payable (in thousands)
Asset coverage per $1,000 of Preferred Stock(h)
Asset coverage per $1,000 of loan payable(g)
Asset coverage of Cumulative Perpetual Preferred Stock(i)
Involuntary liquidating preference per unit of Series A Cumulative Preferred Stock
Average market value per unit of Series A Cumulative Preferred Stock

16	(888) 848-7569 | www.rivernorth.com

RiverNorth Capital and Income Fund, Inc.

Financial Highlights	For a share outstanding throughout the periods presented

For the Six Months Ended December 31, 2024 (Unaudited)		For the Year Ended June 30, 2024		For the Year Ended June 30, 2023		For the Year Ended June 30, 2022	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020
$16.51		$16.67		$18.01		$20.05	$17.45	$21.45

1.02		1.74		1.52		1.35	1.32	1.56
(0.40)		0.22		(0.53)		(1.48)	3.07	(3.22)
0.62		1.96		0.99		(0.13)	4.39	(1.66)

(0.84)		(1.69)		(1.48)		(1.54)	(0.98)	–
–		–		(0.37)		(0.37)	(0.81)	(2.34)
(0.84)		(1.69)		(1.85)		(1.91)	(1.79)	(2.34)
–		(0.43	)(b)	(0.48	)(b)	–	–	–
–		(0.43)		(0.48)		–	–	–
(0.22)		(0.16)		(1.34)		(2.04)	2.60	(4.00)
$16.29		$16.51		$16.67		$18.01	$20.05	$17.45
$15.44		$15.36		$15.42		$18.03	$19.90	$14.85
3.82	%(d)	9.62%		3.02%		(0.86%)	27.87%	(8.43%)
6.13	%(d)	10.97%		(4.45%)		–%	49.13%	(16.84%)

$59,772		$67,140		$66,777		$66,861	$91,378	$100,749

8.25	%(e)	10.19%		9.09%		7.72%	6.54%	6.74%

7.94	%(e)	9.71%		8.91%		7.74%	6.65%	6.37%

12.02	%(e)	9.98%		8.64%		6.89%	7.34%	7.50%

12.33	%(e)	10.45%		8.82%		6.87%	7.24%	7.86%
61	%(d)	136%		172%		130%	138%	66%
$–		$41,400		$41,400		$41,400	$41,400
$6,600		$7,500		$1,000		$–	$11,500	$–
–		2,635		2,643		2,640	3,214	3,411
10,057		15,430		109,177		–	12,546	–
–		66		65		65	80	86
–		25.00		25.00		25.00	25.00	25.00
–		25.00		25.00		25.42	25.25	25.18

(a)	Based on average shares outstanding during the period.
(b)	Represents the impact of the Fund’s rights offering of 949,525 and 1,047,000 shares in April 2024 and January 2023, respectively, at a subscription price per share based on a formula. For more details please refer to Note 12 of the Notes to Financial Statements.

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2024	17

RiverNorth Capital and Income Fund, Inc.

Financial Highlights	For a share outstanding throughout the periods presented

(c)	Total investment return is calculated assuming a purchase of common shares at the opening on the first day and a sale at closing on the last day of each period reported. For purposes of this calculation, dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any. Total return on Market Price does not reflect any sales load paid by investors. Periods less than one year are not annualized.
(d)	Not annualized.
(e)	Annualized.
(f)	Ratio includes leverage expenses and loan service fees of 4.92%, 6.28%, 5.65%, 4.69%, 3.75% and 3.80%, respectively, that are outside the expense limit.
(g)	Calculated by subtracting the Fund’s total liabilities (excluding the debt balance and accumulated unpaid interest) from the Fund’s total assets and dividing by the outstanding debt balance.
(h)	Represents value of total assets less all liabilities and indebtedness not represented by credit facility borrowings and preferred stock at the end of the period divided by credit facility borrowings and preferred stock outstanding at the end of the period.
(i)	The asset coverage ratio for a class of senior securities representing stock is calculated as the Fund’s total assets, less all liabilities and indebtedness not represented by the Fund’s senior securities, divided by secured senior securities representing indebtedness plus the aggregate of the involuntary liquidation preference of secured senior securities which are stock. With respect to the Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding Preferred Stock (based on a liquidation preference of $25).

18	(888) 848-7569 | www.rivernorth.com

RiverNorth Capital and Income Fund, Inc.

Notes to Financial Statements	December 31, 2024 (Unaudited)

1. ORGANIZATION

RiverNorth Capital and Income Fund, Inc. (the “Fund”) was organized as a Maryland corporation on June 9, 2015, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified closed-end management investment company. The investment adviser to the Fund is RiverNorth Capital Management, LLC (the “Adviser”).

The Fund is operated as an interval fund under Rule 23c-3 of the 1940 Act. As an interval fund, the Fund has adopted a fundamental policy to conduct quarterly repurchase offers for at least 5% and up to 25% of the outstanding shares at net asset value (“NAV”), subject to certain conditions. The Fund will not otherwise be required to repurchase or redeem shares at the option of a shareholder. It is possible that a repurchase offer may be oversubscribed, in which case shareholders may only have a portion of their shares repurchased.

Effective as of June 12, 2019, the Fund listed its common shares on the New York Stock Exchange (“NYSE”) under the ticker symbol “RSF” and has ceased continuously offering shares of its common stock through Quasar Distributors, LLC or the Fund.

The investment objective of the Fund is to seek a high level of current income. Under normal market conditions, the Fund seeks to achieve its investment objective by investing in credit instruments, including a portfolio of securities of specialty finance and other financial companies that the Adviser believes offer attractive opportunities for income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts and disclosures, including the disclosure of contingent assets and liabilities, in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance applicable to investment companies as codified in Accounting Standards Codification (“ASC”) Topic 946 – Financial Services – Investment Companies. The financial statements have been prepared as of the close of the NYSE on December 31, 2024.

Common Share Valuation: The NAV is generally calculated as of the close of trading on the NYSE (normally 4:00 p.m. Eastern Time) every day the NYSE is open. The NAV is calculated by dividing the value of all of the securities and other assets of the Fund, less the liabilities (including accrued expenses and indebtedness), by the total number of common shares outstanding.

Federal Income Taxes: The Fund makes no provision for federal income tax. The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “IRC”). In order to qualify as a RIC, the Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income and its “net capital gain”. If the Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

Semi-Annual Report | December 31, 2024	19

RiverNorth Capital and Income Fund, Inc.

Notes to Financial Statements	December 31, 2024 (Unaudited)

As of and during the six months ended December 31, 2024, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses on the Statement of Operations. During the six months ended December 31, 2024, the Fund did not incur any interest or penalties.

Security Valuation: The Fund’s investments are valued at fair value as further described in Note 3.

Distributions to Shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing or character of recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification has no effect on net assets, results of operations or NAVs per share of the Fund.

The Fund maintains a level distribution policy. The Fund distributes to common shareholders regular monthly cash distributions of its net investment income. In addition, the Fund distributes its net realized capital gains, if any, at least annually. Any amounts received in excess of a common shareholder’s basis are generally treated as capital gain, assuming the shares are held as capital assets. The Board approved the implementation of the level distribution policy to make monthly cash distributions to common shareholders. The Fund made monthly distributions to common shareholders set at a level monthly rate of $0.1398 per common share for the six months ended December 31, 2024.

Return Of Capital Distributions: At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return of capital, in addition to current net investment income. Any distribution that is treated as a return of capital generally will reduce a common shareholder’s basis in his or her shares, which may increase the capital gain or reduce the capital loss realized upon the sale of such shares.

20	(888) 848-7569 | www.rivernorth.com

RiverNorth Capital and Income Fund, Inc.

Notes to Financial Statements	December 31, 2024 (Unaudited)

Investment Income: Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis to the extent that such amounts are expected to be collected and include amortization/ accretion of premiums or discounts.

Investment Transactions: The Fund follows industry practice and records security transactions on the trade date basis. The specific identification method is used for determining gains or losses for financial statements and income tax purposes.

Cash Balance: The Fund places its cash on deposit with financial institutions in the United States, which are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to $250,000. The Fund’s credit risk in the event of failure of these financial institutions is represented by the difference between the FDIC limit and the total amounts on deposit. Management monitors the financial institutions’ creditworthiness in conjunction with balances on deposit to minimize risk. The Fund from time to time may have amounts on deposit in excess of the insured limits.

Other: The Fund holds certain investments which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or long-term capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including using such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Semi-Annual Report | December 31, 2024	21

RiverNorth Capital and Income Fund, Inc.

Notes to Financial Statements	December 31, 2024 (Unaudited)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Effective September 8, 2022, and pursuant to the requirements of Rule 2a-5 under the 1940 Act, the Board approved updated valuation procedures for the Fund and designated the Adviser as the Fund’s valuation designee to make all fair valuation determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight.

Small business loans, as an asset class, are not presently traded on a developed secondary market. Therefore, market quotations are not available. Accordingly, all small business loans are fair valued as determined in good faith by the Adviser, as the Fund’s valuation designee, pursuant to policies and procedures approved by the Board of Directors (the “Board”) and subject to the Board’s oversight. The Fund’s holdings in small business loans are fair valued daily by the Adviser using a discounted cash flow methodology, as an income approach. Discounted cash flow is a valuation technique that provides an estimation of the fair value of an asset based on expectations about cash flows that a small business loan would generate over time. In general, the primary inputs of fair value in the small business loan valuation model are projected loss rate and adjusted discount rate. A discounted cash flow model begins with an estimation of periodic cash flows expected to be generated over a discrete period of time (generally the time remaining until maturity of the loan). The estimated cash flows for each interval period (generally monthly) are then converted to their present value equivalent using a rate of return appropriate for the risk of achieving projected cash flows. Although not exhaustive, discounted cash flow models factor in borrower level data. Loans made to small businesses may incorporate different factors.

Equity securities, including closed-end funds, special purpose acquisition companies, business development companies and business development company notes, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its mean price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.

22	(888) 848-7569 | www.rivernorth.com

RiverNorth Capital and Income Fund, Inc.

Notes to Financial Statements	December 31, 2024 (Unaudited)

The following is a summary of the inputs used at December 31, 2024 in valuing the Fund’s assets and liabilities:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Closed-End Funds	$5,708,306	$–	$–	$5,708,306
Closed-End Funds - Preferred Shares	1,010,952	–	–	1,010,952
Business Development Companies - Preferred Shares	1,411,301	–	–	1,411,301
Special Purpose Acquisition Companies	2,011,629	108,057	5,758	2,125,444
Business Development Company Notes	–	7,019,194	–	7,019,194
Small Business Loans	–	–	43,176,445	43,176,445
Warrants	78,539	11,354	681	90,574
Short-Term Investments	8,821,497	–	–	8,821,497
Total	$19,042,224	$7,138,605	$43,182,884	$69,363,713

The changes of the fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

Asset Type	Balance as of June 30, 2024	Accrued Discount/ premium	Return of Capital	Realized Gain / (Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds/ Loans Paydown	Transfer into / out of Level 3	Balance as of December 31, 2024	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at December 31, 2024
Small Business Loans	$54,970,970	$—	$—	$(6,683)	$(2,746,366)	$48,373,784	$(57,415,260)	$—	$43,176,445	$(3,285,899)
Special Purpose Acquisition Companies	$—	$—	$—	$—	$—	$—	$—	$5,758	$5,758	$—
Warrants	$1,460	$—	$—	$—	$(779)	$—	$—	$—	$6,439	$(779)
	$54,972,430	$—	$—	$(6,683)	$(2,747,145)	$48,373,784	$(57,415,260)	$5,758	$43,182,884	$(3,286,678)

Semi-Annual Report | December 31, 2024	23

RiverNorth Capital and Income Fund, Inc.

Notes to Financial Statements	December 31, 2024 (Unaudited)

The table below provides additional information about the Level 3 Fair Value Measurements as of December 31, 2024:

Quantitative Information about Level 3 Fair Value Measurements

Asset Class	Fair Value (USD)	Valuation Technique	Unobservable Inputs(a)	Value/Range (Weighted Average)
Small Business Loans	$43,176,445	Income Approach	Loss-Adjusted Discount Rate	0.50%-31.90% (11.10%)
			Projected Loss Rate	0.00%-100.00% (23.18%)

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Inputs	Impact to Value if Input Increases	Impact to Value if Input Decreases
Loss-Adjusted Discount Rate	Decrease	Increase
Projected Loss Rate	Decrease	Increase

4. ADVISORY FEES, DIRECTOR FEES AND OTHER AGREEMENTS

For its services under the Investment Advisory Agreement (“Advisory Agreement”), the Fund pays the Adviser a monthly management fee computed at the annual rate of 1.25% of the average monthly Managed Assets. “Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). In addition to the monthly advisory fee, the Fund pays all other costs and expenses of its operations, including, but not limited to, compensation of its directors (other than those affiliated with the Adviser), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of any leverage, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. For the six months ended December 31, 2024, the Adviser earned fees of $607,480, of which $70,753 remained payable at December 31, 2024. The Fund also accrued $11,455 in chief compliance officer (“CCO”) fees, of which $7,623 remained payable at December 31, 2024. In addition, the Adviser has agreed to waive or reimburse expenses of the Fund (other than brokerage fees and commissions; loan servicing fees; borrowing costs such as (i) interest and (ii) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund may invest; the cost of leverage; and extraordinary expenses) to the extent necessary to limit the Fund’s total annual operating expenses at 1.95% of the average daily Managed Assets for that period through at least October 31, 2024. The Adviser may recover from the Fund expenses reimbursed for three years after the date of the payment or waiver if the Fund’s operating expenses, including the recovered expenses, falls below the expense cap. For the six months ended December 31, 2024, the Adviser reimbursed $97,486 of expenses. These amounts represent expenses previously waived due to the expense cap. In future periods, the Adviser may recoup fees as follows:

24	(888) 848-7569 | www.rivernorth.com

RiverNorth Capital and Income Fund, Inc.

Notes to Financial Statements	December 31, 2024 (Unaudited)

Remaining Amount to be Recouped(1) (Expiring by June 30, 2025)	Remaining Amount to be Recouped(1) (Expiring by June 30, 2026)	Remaining Amount to be Recouped(1) (Expiring by June 30, 2027)	Remaining Amount to be Recouped(1) (Expiring by December 31, 2027)	Total
$45,940	$120,783	$82,922	$97,486	$347,131

(1)	Amounts to be recouped are in accordance with the expense limitation agreement, and will not cause the Fund’s total operating expense ratio (excluding loan service fees and leverage costs set forth in the agreement) to exceed 1.95% of the average daily Managed Assets during the year.

ALPS Fund Services, Inc. (“ALPS”) provides the Fund with fund administration and fund accounting services. As compensation for its services to the Fund, ALPS receives an annual fee based on the Fund’s average daily net assets, subject to certain minimums.

State Street Bank & Trust, Co. and Millennium Trust Company, LLC serve as the Fund’s custodians.

DST Systems, Inc. (“DST”), the parent company of ALPS, serves as the Transfer Agent to the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund. DST is a wholly-owned subsidiary of SS&C Technologies Holdings, Inc. (“SS&C”), a publicly traded company listed on the NASDAQ Global Select Market.

The Fund pays no salaries or compensation to its officers or to any interested Director employed by the Adviser, and the Fund has no employees. For their services, the Directors of the Fund who are not employed by the Adviser, receive an annual retainer in the amount of $16,500, an additional $2,000 for attending each quarterly meeting of the Board and an additional fee of $1,500 for each special meeting of the Board. In addition, the lead Independent Director receives $1,333 annually, the Chair of the Audit Committee receives $1,111 annually and the Chair of the Nominating and Corporate Governance Committee receives $667 annually. The Directors employed by the Adviser are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board.

The CCO of the Fund is an employee of the Adviser. The Fund reimburses the Adviser for certain compliance costs related to the Fund, including a portion of the CCO’s compensation.

5. NEW ACCOUNTING PRONOUNCEMENTS AND RULE ISSUANCES

In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted disclosures only and did not affect the Fund’s financial position nor the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by a public entity’s chief operating decision maker (the “CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s Principal Financial Officer, acting together as the Fund’s CODM, has determined that the Fund has operated as a single segment since inception. The CODM monitors the operating results of the Fund, as a whole, and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of the related Prospectus, based on the defined investment objectives and strategies that are executed by the Fund’s portfolio management team. The financial information, in the form of the Fund’s holdings, total returns, expense ratios, and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions) are used by the CODM to assess the Fund’s performance versus the Fund’s benchmark and to make resource allocation decisions for the Fund’s segment, which is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the Fund’s Statement of Assets and Liabilities as “Total Assets” and significant segment expenses are listed on the Statement of Operations.

Semi-Annual Report | December 31, 2024	25

RiverNorth Capital and Income Fund, Inc.

Notes to Financial Statements	December 31, 2024 (Unaudited)

6. CREDIT AGREEMENT

On December 24, 2020, the Fund entered into a prime brokerage agreement for margin financing with Pershing LLC (“Pershing Credit Agreement”). The Pershing Credit Agreement permits the Fund to borrow funds that are collateralized by assets held in a special custody account held at State Street Bank pursuant to a Special Custody and Pledge Agreement. Borrowings under this arrangement bears interest at the overnight bank funding rate plus 75 basis points for an overnight time. During the Fund’s utilization period during the six months ended December 31, 2024, the Fund’s average borrowing and interest rate under the Pershing Credit Agreement were $6,600,000 and 5.51%, respectively. At December 31, 2024, there was $6,600,000 outstanding on the Pershing Credit Agreement.

On March 9, 2023, the Fund entered into an additional credit agreement with BNP Paribas (“BNP Credit Agreement”). The BNP Credit Agreement permits the Fund to borrow funds that are collateralized by assets held at BNP Paribas pursuant to the agreement. Under the terms of the BNP Credit Agreement, the Fund may borrow up to $15,000,000 bearing an interest rate of the Overnight Bank Funding Rate plus a fixed rate determined by the securities pledged as collateral. Any unused portion of the BNP Credit Agreement is subject to a commitment fee of 0.50% of the unused portion of the facility until a utilization of 80% or greater is met. During the Fund’s utilization period during the six months ended December 31, 2024, the Fund’s average borrowings and interest rate under the BNP Credit Agreement were $7,500,000 and 5.73%, respectively. At December 31, 2024, there was no borrowing outstanding on the credit facility.

7. TAX BASIS INFORMATION

It is the Fund’s policy to meet the requirements of the IRC applicable to regulated investment companies, and to distribute all of its taxable net income to its shareholders. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Therefore, no federal income tax provision is required.

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gains were recorded by the Fund.

The amounts and characteristics of tax basis of distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end and are not available for the six months ended December 31, 2024.

26	(888) 848-7569 | www.rivernorth.com

RiverNorth Capital and Income Fund, Inc.

Notes to Financial Statements	December 31, 2024 (Unaudited)

The tax character of the distributions paid by the Fund during the fiscal year ended June 30, 2024, was as follows:

2024
Ordinary Income	$6,138,107
Ordinary Income Preferred	2,121,626
Return of Capital	–
Total Distributions	$8,259,733

Unrealized Appreciation and Depreciation on Investments: As of December 31, 2024, net unrealized appreciation/(depreciation) of investments based on federal tax costs was as follows:

Fund	Gross Appreciation (excess of value over tax)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
RiverNorth Capital and Income Fund	$785,384	$(13,241,755)	$(12,456,371)	$81,820,034

The difference between book and tax basis unrealized appreciation/(depreciation) for the Fund is primarily attributable to wash sales and preferred securities.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. All tax years since commencement of operations remain subject to examination by the tax authorities in the United States. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

8. INVESTMENT TRANSACTIONS

Investment transactions for the six months ended December 31, 2024, excluding short-term investments, were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
RiverNorth Capital and Income Fund	$52,983,675	$102,815,792

9. REDEEMABLE PREFERRED STOCK

The Fund had issued and outstanding 1,656,000 shares of 5.875% Series A Preferred Stock, listed under trading symbol RMPL on the NYSE, with a par value of $0.0001 per share and a liquidation preference of $25.00 per share plus accrued and unpaid dividends (whether or not declared). On October 31, 2024, the Fund redeemed all 1,656,000 outstanding shares of its 5.875% Series A Preferred Stock for a redemption price of $25.31 per share. Any unamortized deferred offering costs of Series A Preferred Stock were expensed at the date of redemption and is included in the Fund’s Statement of Operations.

Semi-Annual Report | December 31, 2024	27

RiverNorth Capital and Income Fund, Inc.

Notes to Financial Statements	December 31, 2024 (Unaudited)

Series	Mandatory Redemption Date	Fixed Rate	Shares Redeemed	Shares Outstanding at December 31, 2024
Series A	October 31, 2024	5.875%	(1,656,000)	-

10. INDEMNIFICATIONS

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that may contain general indemnification clauses. The Fund’s maximum exposure under those arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

11. REPURCHASE OFFERS

Shares repurchased through quarterly repurchase offers during the year ended June 30, 2024 and the six months ended December 31, 2024 were as follows:

Repurchase Offer Date	Cash Payment Date	NAV on Repurchase Pricing Date	Percentage of Outstanding Shares the Fund Repurchased		Amount of Shares the Fund Repurchased	Percentage of Shares Tendered to Outstanding Shares	Number of Shares Tendered
Fiscal Year Ended 2024
June 5, 2023	July 5, 2023	$16.68	5.09	%(a)	203,976	47.11%	1,866,944
September 5, 2023	October 4, 2023	$16.39	5.68	%(a)	215,998	45.62%	1,733,887
December 4, 2023	January 4, 2024	$16.83	6.20	%(a)	222,327	44.71%	1,602,879
March 4, 2024	April 4, 2024	$16.97	7.33	%(a)	246,374	47.73%	1,605,138
Fiscal Year Ended 2025
June 3, 2024	July 5, 2024	$16.60	5.00	%(a)	202,931	57.44%	2,335,546
September 3, 2024	October 3, 2024	$16.57	5.00	%(a)	193,024	55.14%	2,129,843

(a)	If shareholders tender for repurchase more than five percent (5%) of the outstanding shares of the Fund, the Fund may, but is not required to, repurchase up to an additional two percent (2%).

For information regarding the repurchase offer with a repurchase offer date of December 3, 2024, see Note 13.

28	(888) 848-7569 | www.rivernorth.com

RiverNorth Capital and Income Fund, Inc.

Notes to Financial Statements	December 31, 2024 (Unaudited)

12. CAPITAL SHARE TRANSACTIONS

	December 31, 2024	June 30, 2024
Shares Sold	–	949,525
Shares issued to holders in reinvestment of dividends	–	–
Shares repurchased from Stock Buy Back	–	–
Shares repurchased from Repurchase Offer	(395,955)	(888,675)
Net increase (decrease) in shares	(395,955)	60,850
Shares outstanding:
Common shares outstanding-beginning of period	4,065,848	4,004,998
Common shares outstanding-end of period	3,669,893	4,065,848

On December 21, 2022, the Board approved a rights offering to participating shareholders of record who were allowed to subscribe for new common shares of the Fund (the “Primary Subscription”). Record date shareholders received one right for each common share held on the Record Date (“Right”). For every three Rights held, a holder of the Rights was entitled to buy one new common share of the Fund. Record date shareholders who fully exercised all Rights initially issued to them in the Primary Subscription were entitled to buy those common shares that were not purchased by other record date shareholders. The Fund issued new shares of common stock at a subscription price that represented 90.0% of the reported net asset value on the expiration date of the rights offering. Offering costs were charged to paid-in-capital upon the exercise of the Rights.

On March 15, 2024, the Board approved a rights offering to participating shareholders of record who were allowed to subscribe for new common shares of the Fund. Record date shareholders received one right for each common share held on the Record Date. For every three Rights held, a holder of the Rights was entitled to buy one new common share of the Fund. Record date shareholders who fully exercised all Rights initially issued to them in the Primary Subscription were entitled to buy those common shares that were not purchased by other record date shareholders. The Fund issued new shares of common stock at a subscription price that represented 90.0% of the reported net asset value on the expiration date of the rights offering. Offering costs were charged to paid-in-capital upon the exercise of the Rights.

The shares of common stock issued, subscription price, and offering costs for the rights offering were as follows:

Record Date	Expiration Date	Shares of Common Stock Issued	Subscription Price	Offering Costs
January 6, 2023	January 27, 2023	1,047,000	$15.84	$135,935
April 1, 2024	April 22, 2024	949,525	$15.04	$132,677

Semi-Annual Report | December 31, 2024	29

RiverNorth Capital and Income Fund, Inc.

Notes to Financial Statements	December 31, 2024 (Unaudited)

13. SUBSEQUENT EVENTS

On December 3, 2024, the Fund issued a repurchase offer. On January 2, 2025, 183,195 shares were repurchased based on a NAV per share of $16.30 at January 2, 2025.

Subsequent to December 31, 2025, the Fund paid the following distributions:

Ex-Date	Record Date	Payable Date	Rate (per share)
January 15, 2025	January 15, 2025	July 31, 2025	$0.1357
February 14, 2025	February 14, 2025	February 28, 2025	$0.1357

The Fund has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

30	(888) 848-7569 | www.rivernorth.com

RiverNorth Capital and Income Fund, Inc.

Dividend Reinvestment Plan	December 31, 2024 (Unaudited)

The Fund has a dividend reinvestment plan, commonly referred to as an “opt-out” plan, (the “Plan”). Unless the registered owner (“Shareholder”) of shares of common stock (“Shares”) elects to receive cash by contacting DST (the “Plan Administrator”), all dividends and distributions declared on Shares will be automatically reinvested in additional Shares by the Plan Administrator for Shareholders in the Fund’s Plan. Such reinvested amounts are included in the Fund’s Managed Assets and, therefore, the fees paid under the Management Fee and will be higher than if such amounts had not been reinvested. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Shareholders and may re-invest that cash in additional Shares.

The Plan Administrator will open an account for each Shareholder under the Plan in the same name in which such Shareholder’s Shares are registered. Whenever the Fund declares a Distribution payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Shares. The Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the NAV per share, the Plan Administrator will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the Fund’s NAV per share on the payment date. If, on the payment date for any dividend, the NAV per share is greater than the closing market value plus estimated brokerage commissions (i.e., the Fund’s shares are trading at a discount), the Plan Administrator will invest the dividend amount in shares acquired in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Administrator will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis or 30 days after the payment date for such dividend, whichever is sooner, to invest the dividend amount in shares acquired in open-market purchases. If, before the Plan Administrator has completed its open-market purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Administrator is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued shares at the NAV per share at the close of business on the last purchase date.

Semi-Annual Report | December 31, 2024	31

RiverNorth Capital and Income Fund, Inc.

Dividend Reinvestment Plan	December 31, 2024 (Unaudited)

The Plan Administrator maintains all Shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each Shareholder proxy will include those Shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for Shares held under the Plan in accordance with the instructions of the participants.

Beneficial owners of Shares who hold their Shares in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan. In the case of Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Shares certified from time to time by the record Shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Shares issued directly by the Fund. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Shareholders who receive distributions in the form of Shares generally are subject to the same U.S. federal, state and local tax consequences as Shareholders who elect to receive their distributions in cash and, for this purpose, Shareholders receiving distributions in the form of Shares will generally be treated as receiving distributions equal to the fair market value of the Shares received through the plan; however, since their cash distributions will be reinvested, those Shareholders will not receive cash with which to pay any applicable taxes on reinvested distributions. Participants that request a sale of Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence or questions concerning the Plan should be directed to the Plan Administrator at (844) 569-4750.

32	(888) 848-7569 | www.rivernorth.com

RiverNorth Capital and Income Fund, Inc.

Additional Information	December 31, 2024 (Unaudited)

PROXY VOTING GUIDELINES

A description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (888) 848-7569 and (2) from Form N-PX filed by the Fund with the SEC on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Fund files a complete schedule of investments with the SEC for the first and third quarter of the fiscal year on Part F of Form N-PORT. The Fund’s first and third fiscal quarters end on September 30 and March 31. The Form N-PORT filing must be filed within 60 days of the end of the quarter. The Fund’s Form N-PORT are available on the SEC’s website at www.sec.gov. You may also obtain copies by calling the Fund at 1-888-848-7569.

STOCKHOLDER MEETING RESULTS

On September 19, 2024, the Fund held a Meeting of Stockholders to consider the proposals set forth below. The following votes were recorded:

Election of John K. Carter as a Director of the Fund to a three-year term to expire at the Fund’s 2027 Annual Meeting of Stockholders or until his successor is duly elected and qualified.

	Shares Voted	% of Shares Voted
For	3,234,656	85.73%
Withheld	538,203	14.27%
Total	3,772,859	100.00%

Election of Lisa B. Mougin as a Director of the Fund to a three-year term to expire at the Fund’s 2027 Annual Meeting of Stockholders or until her successor is duly elected and qualified.

	Shares Voted	% of Shares Voted
For	765,616	60.81%
Withheld	493,317	39.19%
Total	1,258,933	100.00%

Semi-Annual Report | December 31, 2024	33

RiverNorth Capital and Income Fund, Inc.

Consideration and Approval of Advisory Agreement	December 31, 2024 (Unaudited)

Consideration of the Advisory Agreement

At a meeting (the “Meeting”) of the Board of Directors (the “Board” or the “Directors”) of the RiverNorth Capital and Income Fund, Inc. (the “Fund”) held on November 12-13, 2024 and called expressly for that purpose, the Board, including a majority of the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) (the “Independent Directors”), considered the renewal of the advisory agreement between RiverNorth Capital Management, LLC (the “Adviser”) and the Fund (the “Advisory Agreement”). In its consideration of the Advisory Agreement, the Board considered information and materials furnished by the Adviser in advance of and at the Meeting and was afforded the opportunity to request additional information and to ask questions of the Adviser to obtain information that it believed to be reasonably necessary to evaluate the terms of the Advisory Agreement. The Board received materials compiled by the Adviser and the Fund’s administrator, including a copy of the Advisory Agreement, the Adviser’s response to a questionnaire regarding the Adviser’s profitability, organization, management and operations, a copy of the Adviser’s Form ADV, the Adviser’s audited financial statements, information regarding the Adviser’s assets under management, an overview of the Fund’s cumulative and annualized returns as compared to the Fund’s benchmark, the Fund’s fact sheet for the quarter ended September 30, 2024, a performance comparison of the Fund to other funds managed by the Adviser, information regarding the Adviser’s compliance programs and a third-party comparison report regarding the Fund’s performance and fees compared to benchmark indices and peer funds provided by FUSE Research Network, LLC (“FUSE”). The Board considered the following factors, among others, in reaching its determination to renew the Advisory Agreement: (i) the investment performance of the Fund and the investment performance of the Adviser, (ii) the nature, extent and quality of the services provided by the Adviser to the Fund, (iii) the experience and qualifications of the personnel providing such services, (iv) the costs of the services provided and the profits to be realized by the Adviser and any of its affiliates from the relationship with the Fund, (v) the extent to which economies of scale will be realized by the Fund as it grows, and (vi) whether the Fund’s fee levels reflected the economies of scale to the benefit of the Fund’s shareholders.

The Directors relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Directors’ conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Director may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement. Although not meant to be all-inclusive, the following discussion summarizes the factors considered and conclusions reached by the Directors in determining to renew the Advisory Agreement at the Meeting and at the November 4, 2024 special meeting of the Board that was held to review and discuss the materials and information the Board requested from the Adviser related to the Advisory Agreement, including during executive sessions with their independent legal counsel.

Performance, Fees and Expenses

The Board reviewed the performance of the Fund for the three-month, one-year, three-year and five-year periods ended September 30, 2024. These returns were compared to the returns of Opportunistic Credit closed-end funds identified by FUSE (the “Performance Group”). The Board considered the Fund’s net asset value (“NAV”) and market price returns relative to the returns for funds in the Performance Group, noting that on a NAV basis, the Fund had outperformed the median of the Performance Group for the three-year and five-year periods ended September 30, 2024 and underperformed the median for the three-month and one-year periods ended September 30, 2024. They also noted that, on a market price basis, the Fund had outperformed the median of the Performance Group for the three-year and five-year periods ended September 30, 2024 and underperformed the median of the Performance Group for the three-month and one-year period ended September 30, 2024. The Directors also noted that on a NAV basis, the Fund had outperformed its benchmark index for the three-year and five-year periods ended September 30, 2024 and underperformed its benchmark index for the three-month and one-year periods ended September 30, 2024. The Directors also reviewed the Fund’s performance relative to other funds managed by the Adviser. It was noted that the Adviser had indicated that the Performance Group is not entirely reflective of the Fund due to its unique investment strategy.

34	(888) 848-7569 | www.rivernorth.com

RiverNorth Capital and Income Fund, Inc.

Consideration and Approval of Advisory Agreement	December 31, 2024 (Unaudited)

As to the comparative fees and expenses, the Directors considered the management and the other fees paid by the Fund and compared those to the management and other fees paid by funds in FUSE’s Opportunistic Credit fund peer group (the “Expense Group”). The Board noted that the Fund’s total net expense ratio as a percentage of average managed assets was higher than the Expense Group median. The Directors also reviewed the Fund’s total net and gross expense rankings against its peers calculated on the basis of each fund’s average managed assets to mitigate the distortions caused by differing levels of leverage.

The Board also noted that the annual management fee for the Fund was above the median paid by the Expense Group but that the net management fee, after waivers and reimbursements, was below the median of the Expense Group. The Directors also reviewed the Fund’s fees relative to other funds managed by the Adviser. The Board, including the Independent Directors, determined that the fees were reasonable given the nature of the Fund’s unique investment strategy, the capabilities of the Adviser and the nature of the services provided to the Fund.

Nature, Extent and Quality of Services

As to the nature, extent and quality of the services provided by the Adviser to the Fund, the Board considered that under the terms of the Advisory Agreement, the Adviser, subject to the supervision of the Board, provides or arranges to be provided to the Fund such investment advice as the Adviser, in its discretion, deems advisable and furnishes or arranges to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies. The Board reviewed the Adviser’s Form ADV, which was previously provided to the Board and that provided details regarding the experience of each of the Adviser’s personnel. The Adviser also provided additional information regarding its experience managing other investment accounts. Based on the foregoing information, the Board, including the Independent Directors, concluded that the Adviser had provided quality services and would continue to do so for the Fund.

Profitability and Other Benefits

As to the cost of the services provided and the profits to be realized by the Adviser, the Board reviewed the Adviser’s estimates of its profitability and its financial condition. The Board reviewed the Adviser’s financial statements and noted the Adviser’s financial condition is stable as income from its asset management operations have contributed to higher revenues for the Adviser. The Board acknowledged the Adviser’s management fees were comparable to those charged to other funds to which the Adviser provides advisory or sub-advisory services. The Board, including the Independent Directors, determined that the Advisory Agreement, with respect to the Fund was not overly profitable to the Adviser and the financial condition of the Adviser was adequate.

Semi-Annual Report | December 31, 2024	35

RiverNorth Capital and Income Fund, Inc.

Consideration and Approval of Advisory Agreement	December 31, 2024 (Unaudited)

The Board noted that the Adviser has no affiliations with the Fund’s transfer agent, fund accountant, custodian, or distribution-related service providers utilized by the Fund and therefore does not derive any benefits from the relationships these parties may have with the Fund.

Conclusion

Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Directors, concluded that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders.

36	(888) 848-7569 | www.rivernorth.com

Board of Directors

Patrick W. Galley, CFA, Chairman

John K. Carter

J. Wayne Hutchens

David M. Swanson

Jerry R. Raio

Lisa B. Mougin

Investment Adviser

RiverNorth Capital Management, LLC

Fund Administrator

ALPS Fund Services, Inc.

Transfer Agent and

Dividend Disbursing Agent

DST Systems, Inc.

Custodian

State Street Bank and Trust Company

Millennium Trust Company, LLC

Independent Registered

Public Accounting Firm

KPMG LLP

RiverNorth Capital Management, LLC

360 South Rosemary Avenue, Suite 1420

West Palm Beach, FL 33401

Secondary market support provided to the Fund by ALPS Fund Services, Inc.’s affiliate ALPS Distributors, Inc., a FINRA member.

This report is provided for the general information of the shareholders of the RiverNorth Rivernorth Capital and Income Fund, Inc. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

(b)	Not applicable.

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to semi-annual report.

Item 6.	Investments.

(a)	A Summary Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this form, and additional details are provided in the Schedule of Investments attached as Exhibit 19(c) hereto.

(b)	Not applicable to the Registrant.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

The Approval of Investment Advisory Agreement is included as part of the Report to Stockholders filed under Item 1(a) of this form.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to semi-annual report.

(b)	Janae Stanton of RiverNorth Capital Management, LLC was removed as portfolio manager effective as of October 18, 2024.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 7/1/24 – 7/31/24*	202,931	$16.60	202,931	-
Month #2 8/1/24 – 8/31/24	-	-	-	-
Month #3 9/1/24– 9/30/24	-	-	-	-
Month #4 10/1/24 – 10/31/24^	193,024	$16.57	193,024	-
Month #5 11/1/24 – 11/30/24	-	-	-	-
Month #6 12/1/24 – 12/31/24	-	-	-	-
Total	395,955	$16.59	395,955	-

*

The Fund issued a repurchase offer June 3, 2024. The repurchase offer enabled up to 202,931 shares to be redeemed by shareholders. The repurchased shares were paid out at the July 3, 2024 net asset value per share. The repurchase offer expired on July 3, 2024.

^

The Fund issued a repurchase offer September 3, 2024. The repurchase offer enabled up to 193,024 shares to be redeemed by shareholders. The repurchased shares were paid out at the October 2, 2024 net asset value per share. The repurchase offer expired on October 2, 2024.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Directors of the Registrant.

Item 16.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended(the “1940 Act”)) are effective based on their evaluation of these controls and procedures, required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) under the Securities Exchange Act of 1934, as amended, as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1)	Not applicable to semi-annual report.

(a)(2)	Not applicable to semi-annual report.

(a)(3)	The certifications of the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(a) of the 1940 Act, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.CERT.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	The certifications of the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(c)	The schedule of Investments is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: RiverNorth Capital and Income Fund, Inc.

By:	/s/ Patrick W. Galley
Name:	Patrick W. Galley
Title:	President and Chief Executive Officer

Date:	March 7, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick W. Galley
Name:	Patrick W. Galley
Title:	President and Chief Executive Officer

Date:	March 7, 2025

By:	/s/ Jonathan M. Mohrhardt
Name:	Jonathan M. Mohrhardt,
Title:	Treasurer and Chief Financial Officer

Date:	March 7, 2025